UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: April 27, 2022
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
26642 Towne Centre Drive
Foothill Ranch, California 92610
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 3 to Second Amended and Restated Master Repurchase Agreement with Bank of America, N.A.
On April 27, 2022, loanDepot.com, LLC, a Delaware limited liability company and an indirect subsidiary of loanDepot. Inc. (the “Company”), as guarantor and pledgor, and loanDepot BA Warehouse, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of the Company (the “Seller”), as seller, entered into Amendment No. 3 ( the “BANA MRA Amendment No. 3”) to the Second Amended and Restated Master Repurchase Agreement, dated as of August 20, 2021 (as amended, restated, supplemented or otherwise modified from time to tim) with Bank of America, N.A., a national banking association, as buyer (“BANA”), pursuant to which the Seller may sell to BANA, and later repurchase, participation interests in residential mortgage loans that were issued to the Seller by the Company. The primary purpose of the BANA MRA Amendment No. 3 is to add new, and revise existing, definitions and provisions related to the Benchmark, including replacing LIBOR with Term SOFR for interest rate calculations.

The foregoing description of the BANA MRA Amendment No. 3 is not complete and is qualified in its entirety by reference to the full text of the BANA MRA Amendment No. 3, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference

Amendment No. 1 to Second Amended and Restated Mortgage Loan Purchase and Sale Agreement with Bank of America, N.A.
On April 27, 2022, the Company, as seller, entered into Amendment No. 1 (the “BANA MLPSA Amendment No. 1”) to the Second Amended and Restated Master Mortgage Loan Purchase and Sale Agreement, dated as of February 2, 2022 (as amended, restated, supplemented or otherwise modified from time to time) with Bank of America, N.A., as purchaser, pursuant to which the Company may sell to, and later repurchase from, BANA the Company’s beneficial right, title and interest in and to certain designated pools of fully amortizing first lien residential mortgage loans eligible in the aggregate to back securities and the servicing rights related thereto in exchange for a participation certificate. The primary purposes of the BANA MLPSA Amendment No. 1 are to (a) add new, and revise existing, definitions and provisions related to the Benchmark, including replacing LIBOR with Term SOFR for interest rate calculations and (b) amend certain provisions via certain ancillary agreements thereto.

The foregoing description of the BANA MLPSA Amendment No. 1 is not complete and is qualified in its entirety by reference to the full text of the BANA MLPSA Amendment No. 1, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Amendment No. 2 to Master Repurchase Agreement with Barclays Bank PLC
On April 28, 2022, the Company, as seller, entered into Amendment No. 2 (the “Barclays MRA Amendment 2”) to the Master Repurchase Agreement, dated as of August 25, 2020 (as amended, restated, supplemented, or otherwise modified from time to time), with Barclays Bank PLC (“Barclays”), as purchaser and agent, pursuant to which the Company may sell to, and later repurchase from, Barclays, the Company’s beneficial right, title and interest in and to certain residential mortgage loans. The primary purposes of the Barclays MRA Amendment 2 are to (a) add new, and revise existing, definitions and provisions related to the Benchmark, including replacing LIBOR with Term SOFR for interest rate calculations, (b) amend certain definitions and provisions regarding Sanctions Lists, (c) amend the definitions of Price Differential and Pricing Rate, and (d) amend certain provisions and decrease the amount available under the facility, combined with the Barclays MLPPSA (as defined below), to $500,000,000 via certain ancillary agreements thereto.

The foregoing description of the Barclays MRA Amendment 2 is not complete and is qualified in its entirety by reference to the full text of the Barclays MRA Amendment 2, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Amendment No. 2 to Mortgage Loan Participation Purchase and Sale Agreement with Barclays Bank PLC
On April 28, 2022, the Company, as seller, entered into Amendment No. 2 (the “Barclays MLPPSA Amendment 2”) to the Mortgage Loan Participation and Sale Agreement, dated as of August 25, 2020 (as amended, restated, supplemented, or otherwise modified from time to time, the “Barclays MLPPSA”), with Barclays, as purchaser and agent, pursuant to which the Company may sell to Barclays participation interests in certain designated pools of residential mortgage loans eligible to back securities and, at a later date, cause such mortgage loans to back a security issued by the Company, which will be delivered to Barclays in exchange for the related participation certificate. The primary purposes of the Barclays MLPPSA Amendment 2 are to (a) add new, and revise existing, definitions and provisions related to the Benchmark, including replacing LIBOR with Term SOFR for interest rate calculations, (b) amend certain definitions and provisions regarding Sanctions Lists, and (c) amend certain provisions via certain ancillary agreements thereto.

The foregoing description of the Barclays MLPPSA Amendment 2 is not complete and is qualified in its entirety by reference to the full text of the Barclays MLPPSA Amendment 2, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Fourteenth Amendment to Credit and Security Agreement with NexBank
On April 28, 2022, the Company, as borrower, entered into the Fourteenth Amendment (“Amendment 14”) to the Credit and Security Agreement, dated as of October 29, 2014 (as amended, restated, supplemented or otherwise modified from time to time) with NexBank, as lender (the “Lender”) pursuant to which the Lender extended a revolving line of credit available to the Company. The primary purposes of Amendment 14 are to (a) remove references to Fannie Mae, and (b) amend and move certain provisions and exhibits to an ancillary agreement.

The foregoing description of Amendment 14 is not complete and is qualified in its entirety by reference to the full text of Amendment 14, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Amendment No. 3, dated April 27, 2022, by and among Bank of America, N.A., loanDepot BA Warehouse, LLC and loanDepot.com, LLC to the Second Amended and Restated Master Repurchase Agreement, dated as of August 20, 2021.

10.2	Amendment No. 1, dated April 27, 2022, by and between Bank of America, N.A. and loanDepot.com, LLC to the Second Amended and Restated Mortgage Loan Purchase Agreement, dated as of February 2, 2022.
10.3	Amendment No. 2, dated April 28, 2022, by and between Barclays Bank PLC and loanDepot, Inc. to the Master Repurchase Agreement, dated as of August 25, 2020.
10.4	Amendment No. 2, dated April 28, 2022, by and between Barclays Bank PLC and loanDepot, Inc. to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of August 25, 2020.
10.5	Fourteenth Amendment, April 28, 2022, by and between Nexbank and loanDepot, Inc. to the Credit and Security Agreement, dated as of October 29, 2014.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Financial Officer

Date: May 3, 2022